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ITRON, INC.                                                        Exhibit 10.2
Change of Control Agreements

(a)   Humphreys, Johnny
(b)   Remington, Dave
(c)   White, Ed
(d)   Huschke, Klaus
(e)   Neilson, Rob
(f)   Nosbaum, LeRoy
(g)   O'Callaghan, Mike
(h)   Panattoni, Larry
(i)   Shepherd, Dennis
(j)   Vanos, Russ
(k)   Geiger, Rick
(l)   Moore, Gary
(m)   Scarpelli, Mima
(n)   Smith, John
(o)   Godwin, Dave